THE USA PLAN

AN INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACT

issued by

ReliaStar Life Insurance Company of New York

and its

ReliaStar Life Insurance Company of New York Variable Annuity Funds M P & Q

Supplement Dated December 17, 2014

This supplement updates and amends certain information contained in your prospectus and Statement of Additional Information, each dated May 1, 1998, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus and Statement of Additional Information for future reference.

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NOTICE OF AND IMPORTANT INFORMATION ABOUT AN UPCOMING INVESTMENT FUND (“FUND”) REORGANIZATION

The following information only affects you if you currently invest in or plan to invest in the
Sub-Account that corresponds to the Voya International Value Portfolio.

On April 28, 2006, the Sub-Account that invests in the Voya International Value Portfolio was closed to new investors and to new investments by existing investors. Contract holders who have Contract Value allocated to the Sub-Account that invests in the Voya International Value Portfolio could leave their Contract Value in that Sub-Account but future allocations and transfers into it were prohibited.

On November 20, 2014, the Board of Trustees of Voya Variable Products Trust approved a proposal to reorganize the Voya International Value Portfolio. Subject to shareholder approval, effective after the close of business on or about March 6, 2015, (the “Reorganization Date”), Class I Shares of the Voya International Value Portfolio (the “Merging Fund”) will reorganize with and into Class I Shares of the Voya Global Advantage Portfolio (the “Surviving Fund”).

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date, you may transfer amounts allocated to the Sub-Account that invests in the Merging Fund to any other available Sub-Account or to the Fixed Account. See the Transfers Between Sub-Accounts section on page 22 of your Contract prospectus for information about making Sub-Account transfers, including applicable restrictions and limits on transfers.

On the Reorganization Date. On the Reorganization Date, your investment in the Sub-Account that invests in the Merging Fund will automatically become an investment in the Sub-Account that invests in the Surviving Fund with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation, and your Contract Value immediately before the reallocation will equal your Contract Value immediately after the reallocation.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 5033, Minot, ND 58702-5033, 1-877-886-5050.

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NOTICE OF AN UPCOMING FUND ADDITION

In connection with the upcoming Fund merger involving the Voya International Value Portfolio referenced above, effective on the Reorganization Date Class I shares of the Voya Global Value Advantage Portfolio will be added to your Contract as a replacement investment option. This Fund will be open to new investors and to new investments by existing investors

Please note the following information about the Voya Global Value Advantage Portfolio:

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Global Value Advantage Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC	Seeks long-term growth and capital income.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 5033

Minot, ND 58702-5033

1-877-886-5050

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

IMPORTANT INFORMATION ABOUT THE COMPANY

Information about the ReliaStar Life Insurance Company of New York found in your Contract prospectus and Statement of Additional Information is deleted and replaced with the following:

ReliaStar Life Insurance Company of New York (“we,” “us,” “our,” and the “Company”) issues the Contracts described in the prospectus and is responsible for providing each Contract’s insurance benefits. All guarantees and benefits provided under the Contract that are not related to the variable account are subject to the claims paying ability of the company and our general account. We are a stock life insurance company incorporated under the laws of the State of New York in 1917. Our headquarters is at 1000 Woodbury Road, Suite 208, P.O. Box 9004, Woodbury, New York 11797.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“VoyaTM”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

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Voya is an affiliate of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. In 2009 ING announced the anticipated separation of its global banking and insurance businesses, including the divestiture of Voya, which together with its subsidiaries, including the company, constitutes ING’s U.S.-based retirement, investment management and insurance operations. As of November 18, 2014, ING’s ownership of Voya was approximately 19%. Under an agreement with the European Commission, ING is required to divest itself of 100% of Voya by the end of 2016.

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